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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 23, 1996

                 BCB FINANCIAL SERVICES CORPORATION
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-24114           23-2444807
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

400 Washington Street, Reading, Pennsylvania            19603
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 376-5933

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     The press release, dated August 23, 1996, of BCB Financial
Services Corporation is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99   Press Release, dated August 23, 1996, of BCB
               Financial Services Corporation.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BCB FINANCIAL SERVICES CORPORATION

Dated:  August 29, 1996

                              By/s/ Nelson R. Oswald
                                   Nelson R. Oswald,
                                   President and Chief Executive
                                   Officer
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                          EXHIBIT INDEX

Exhibit Number

     99   Press Release, dated August 23, 1996,
          of BCB Financial Services Corporation.